Exhibit 99.3



                     SUMMARY OF NET INCOME (LOSS) BY SEGMENT

                                                                     Millions of Dollars
                                          ------------------------------------------------------------------------------
                                                            2003                             2004
                                          ------------------------------------------------------------------------------
                                          1st Qtr 2nd Qtr 3rd Qtr 4th Qtr YTD   1st Qtr  2nd Qtr 3rd Qtr 4th Qtr    YTD
                                          ------------------------------------------------------------------------------
Income (Loss) from Continuing Operations
  Before Accounting Changes
U.S. E&P                                     678     517    546    491   2,232    635       671                    1,306
International E&P                            447     560    421    500   1,928    622       683                    1,305
------------------------------------------------------------------------------------------------------------------------
Total E&P                                  1,125   1,077    967    991   4,160  1,257     1,354                    2,611
------------------------------------------------------------------------------------------------------------------------

Midstream                                     31      25     31     43     130     55        42                       97
------------------------------------------------------------------------------------------------------------------------

U.S. R&M                                     275     248    416    176   1,115    403       734                    1,137
International R&M                            114      73     69     26     282     61        84                      145
------------------------------------------------------------------------------------------------------------------------
Total R&M                                    389     321    485    202   1,397    464       818                    1,282
------------------------------------------------------------------------------------------------------------------------

Chemicals                                    (23)     12      7     11       7     39        46                       85

Emerging Businesses                          (34)    (23)   (18)   (24)    (99)   (22)      (29)                     (51)

Corporate and Other                         (225)   (316)  (223)  (238) (1,002)  (190)     (218)                    (408)

------------------------------------------------------------------------------------------------------------------------
Consolidated                                1,263  1,096  1,249    985   4,593  1,603     2,013                    3,616
========================================================================================================================

Cumulative Effect of Accounting Changes
U.S. E&P                                      142      -      -      -    142      -      -                            -
International E&P                               -      -      -      -      -      -      -                            -
------------------------------------------------------------------------------------------------------------------------
Total E&P                                     142      -      -      -    142      -      -                            -
------------------------------------------------------------------------------------------------------------------------

Midstream                                       -      -      -      -      -      -      -                            -
------------------------------------------------------------------------------------------------------------------------

U.S. R&M                                     (125)     -      -      -   (125)     -      -                            -
International R&M                               -      -      -      -      -      -      -                            -
------------------------------------------------------------------------------------------------------------------------
Total R&M                                    (125)     -      -      -   (125)     -      -                            -
------------------------------------------------------------------------------------------------------------------------

Chemicals                                       -      -      -      -      -      -      -                            -

Emerging Businesses                             -      -      -      -      -      -      -                            -

Corporate and Other                         (112)      -      -      -   (112)     -      -                            -

------------------------------------------------------------------------------------------------------------------------
Consolidated                                 (95)      -      -      -    (95)     -      -                            -
========================================================================================================================

Income (Loss) from Discontinued Operations
Corporate and Other                           53     91     57     36    237       13        62                       75
========================================================================================================================


Net Income (Loss)
U.S. E&P                                      820    517    546    491  2,374     635       671                    1,306
International E&P                             447    560    421    500  1,928     622       683                    1,305
------------------------------------------------------------------------------------------------------------------------
Total E&P                                   1,267  1,077    967    991  4,302   1,257     1,354                    2,611
------------------------------------------------------------------------------------------------------------------------

Midstream                                      31     25     31     43    130      55        42                       97
------------------------------------------------------------------------------------------------------------------------

U.S. R&M                                      150    248    416    176    990     403       734                    1,137
International R&M                             114     73     69     26    282      61        84                      145
------------------------------------------------------------------------------------------------------------------------
Total R&M                                     264    321    485    202  1,272     464       818                    1,282
------------------------------------------------------------------------------------------------------------------------

Chemicals                                     (23)    12      7     11      7      39        46                       85

Emerging Businesses                           (34)   (23)   (18)   (24)   (99)    (22)      (29)                    (51)

Corporate and Other                          (284)  (225)  (166)  (202)  (877)   (177)     (156)                   (333)

------------------------------------------------------------------------------------------------------------------------
Consolidated                                1,221  1,187  1,306  1,021  4,735   1,616     2,075                    3,691
========================================================================================================================

                                                                                                            Page 1 of 10

              INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES


                                                        Millions of Dollars
                                           -----------------------------------------------------------------------------
                                                           2003                             2004
                                           -----------------------------------------------------------------------------
                                           1st Qtr 2nd Qtr3rd Qtr4th Qtr  YTD   1st Qtr  2nd Qtr 3rd Qtr 4th Qtr     YTD
                                           -----------------------------------------------------------------------------


Income from Continuing Operations
  Before Income Taxes
U.S. E&P                                    1,050    803    853    757  3,463      987   1,049                     2,036
International E&P                           1,260    967  1,029    941  4,197    1,410   1,360                     2,770
------------------------------------------------------------------------------------------------------------------------
Total E&P                                   2,310  1,770  1,882  1,698  7,660    2,397   2,409                     4,806
------------------------------------------------------------------------------------------------------------------------

Midstream                                      51     42     50     70    213       86      66                       152
------------------------------------------------------------------------------------------------------------------------

U.S. R&M                                      453    396    639    279  1,767      636   1,149                     1,785
International R&M                             150     94     86     16    346       79     111                       190
------------------------------------------------------------------------------------------------------------------------
Total R&M                                     603    490    725    295  2,113      715   1,260                     1,975
------------------------------------------------------------------------------------------------------------------------

Chemicals                                     (44)    15     10     14     (5)      49      56                       105

Emerging Businesses                           (51)   (34)   (29)   (36)  (150)     (34)    (42)                     (76)

Corporate and Other                          (300)  (502)  (328)  (364)(1,494)    (249)   (279)                    (528)

------------------------------------------------------------------------------------------------------------------------
Consolidated                                2,569  1,781  2,310  1,677  8,337    2,964   3,470                     6,434
========================================================================================================================


Income from Continuing Operations
  Effective Tax Rates
U.S. E&P                                     35.4%  35.6%  36.0%  35.1%  35.5%    35.7%   36.0%                    35.9%
International E&P                            64.5%  42.1%  59.1%  46.9%  54.1%    55.9%   49.8%                    52.9%
------------------------------------------------------------------------------------------------------------------------
Total E&P                                    51.3%  39.2%  48.6%  41.6%  45.7%    47.6%   43.8%                    45.7%
------------------------------------------------------------------------------------------------------------------------

Midstream                                    39.2%  40.5%  38.0%  38.6%  39.0%    36.0%   36.4%                    36.2%
------------------------------------------------------------------------------------------------------------------------

U.S. R&M                                     39.3%  37.4%  34.9%  36.9%  36.9%    36.6%   36.1%                    36.3%
International R&M                            24.0%  22.3%  19.8% -62.5%  18.5%    22.8%   24.3%                    23.7%
------------------------------------------------------------------------------------------------------------------------
Total R&M                                    35.5%  34.5%  33.1%  31.5%  33.9%    35.1%   35.1%                    35.1%
------------------------------------------------------------------------------------------------------------------------

Chemicals                                    47.7%  20.0%  30.0%  21.4% 240.0%    20.4%   17.9%                    19.0%

Emerging Businesses                          33.3%  32.4%  37.9%  33.3%  34.0%    35.3%   31.0%                    32.9%

Corporate and Other                          25.0%  37.1%  32.0%  34.6%  32.9%    23.7%   21.9%                    22.7%

------------------------------------------------------------------------------------------------------------------------
Consolidated                                 50.8%  38.5%  45.9%  41.3%  44.9%    45.9%   42.0%                    43.8%
========================================================================================================================


                                                                                                          Page 2 of 10

        CERTAIN ITEMS INCLUDED IN INCOME FROM CONTINUING OPERATIONS (AFTER-TAX)


                                                        Millions of Dollars
                                           -----------------------------------------------------------------------------
                                                           2003                             2004
                                           -----------------------------------------------------------------------------
                                           1st Qtr 2nd Qtr3rd Qtr4th Qtr  YTD   1st Qtr  2nd Qtr 3rd Qtr 4th Qtr     YTD
                                           -----------------------------------------------------------------------------
U.S. E&P
Gain (loss) on asset sales                      -     16     65      -     81      -      -                            -
Property impairments                            -    (14)   (10)   (18)   (42)    (3)     -                          (3)
Pending claims and settlements                  -    (20)     -      -    (20)     -      -                            -
------------------------------------------------------------------------------------------------------------------------
  Total                                         -    (18)    55    (18)    19     (3)     -                          (3)
------------------------------------------------------------------------------------------------------------------------

International E&P
Gain (loss) on asset sales                      -      -     33      -     33     56     (13)                         43
Property impairments                          (12)   (32)     -    (18)   (62)     -      -                            -
Canada tax law change                           -      -      -     95     95      -      31                          31
Norway Removal Grant Act (1986) repeal*         -     87      -      -     87      -      -                            -
Bayu-Undan ownership realignment                -     51      -      -     51      -      -                            -
Angola leasehold impairment, net of taxes       -      -      -     12     12      -      -                            -
------------------------------------------------------------------------------------------------------------------------
  Total                                       (12)   106     33     89    216     56      18                          74
------------------------------------------------------------------------------------------------------------------------

Total E&P                                     (12)    88     88     71    235     53      18                          71
------------------------------------------------------------------------------------------------------------------------

Midstream
Property impairments                            -      -      -      -      -    (12)    (10)                       (22)
------------------------------------------------------------------------------------------------------------------------
  Total                                         -      -      -      -      -    (12)    (10)                       (22)
------------------------------------------------------------------------------------------------------------------------

U.S. R&M
Gain (loss) on asset sales                      -      -      -      -      -      -      -                            -
Property impairments                            -      -      -     (1)    (1)    (5)     -                          (5)
Other                                           -      -      -      -      -      -      -                            -
------------------------------------------------------------------------------------------------------------------------
  Total                                         -      -      -     (1)    (1)    (5)     -                          (5)
------------------------------------------------------------------------------------------------------------------------

International R&M
Gain (loss) on asset sales                      -      -      -      -      -      -      -                            -
Property impairments                            -      -      -      -      -      -      -                            -
Other                                           -      -      -      -      -      -      -                            -
------------------------------------------------------------------------------------------------------------------------
  Total                                         -      -      -      -      -      -      -                            -
------------------------------------------------------------------------------------------------------------------------

Total R&M                                       -      -      -     (1)    (1)    (5)     -                          (5)
------------------------------------------------------------------------------------------------------------------------

Chemicals
                                                -      -      -      -      -      -      -                            -
------------------------------------------------------------------------------------------------------------------------
  Total                                         -      -      -      -      -      -      -                            -
------------------------------------------------------------------------------------------------------------------------

Emerging Businesses
                                                -      -      -      -      -      -      -                            -
------------------------------------------------------------------------------------------------------------------------
  Total                                         -      -      -      -      -      -      -                            -
------------------------------------------------------------------------------------------------------------------------

Corporate and Other
Insurance demutualization benefits             34      -      -      -     34      -      -                            -
Property impairments                            -     (3)     -      -     (3)     -      -                            -
Merger-related expenses                       (27)  (115)   (41)   (40)  (223)   (14)     -                         (14)
Premium on early debt retirement              (10)    (9)     -    (34)   (53)     -      -                            -
Other                                           -      -      -      -      -      -      -                            -
------------------------------------------------------------------------------------------------------------------------
  Total                                        (3)  (127)   (41)   (74)  (245)   (14)     -                         (14)
------------------------------------------------------------------------------------------------------------------------

Total Company                                 (15)   (39)    47     (4)   (11)    22      8                           30
========================================================================================================================
  * Net of $21 million of property impairments.

                                                                                                            Page 3 of 10

                    CASH FLOW INFORMATION


                                                        Millions of Dollars
                                           -----------------------------------------------------------------------------
                                                           2003                             2004
                                           -----------------------------------------------------------------------------
                                           1st Qtr 2nd Qtr3rd Qtr4th Qtr  YTD   1st Qtr   2nd Qtr 3rd Qtr 4th Qtr    YTD
                                           -----------------------------------------------------------------------------

Cash Flows from Operating Activities
  Income from continuing operations         1,263   1,096  1,249    985  4,593   1,603     2,013                    3,616
  DD&A and property impairments               887   1,003    876    971  3,737     949       932                    1,881
  Dry hole costs and leasehold impairments     40      54     75    131    300      87       105                      192
  Accretion on discounted liabilities          33      35     39     38    145      36        41                       77
  Deferred taxes                              243      10     80     68    401     360       310                      670
  Undistributed equity earnings                18     (66)  (143)   132    (59)   (181)      (97)                   (278)
  Net (gain) loss on asset dispositions       (56)    (28)  (142)    15   (211)    (82)       (6)                    (88)
  Other                                        56     (94)   (88)  (202)  (328)     70        65                      135
  Net working capital changes                 636      16     51   (114)   589    (777)   (1,101)                 (1,878)
  Discontinued operations                       -     120     61      8    189       8        14                       22
------------------------------------------------------------------------------------------------------------------------
Net Cash Provided by
  Operating Activities                      3,120   2,146  2,058  2,032  9,356   2,073     2,276                    4,349
------------------------------------------------------------------------------------------------------------------------

Cash Flows from Investing Activities
  Capital expenditures and investments:
    E&P                                    (1,012) (1,167)(1,109)(1,220)(4,508) (1,210)   (1,239)                (2,449)
    Midstream                                  (2)     (2)    (2)    (4)   (10)     (3)       (2)                     (5)
    R&M                                      (203)   (245)  (302)  (429)(1,179)   (215)     (278)                   (493)
    Chemicals                                   -       -      -      -      -       -         -                        -
    Emerging Businesses                       (66)    (98)   (60)   (60)  (284)    (28)      (27)                    (55)
    Corporate and Other                       (25)    (45)   (47)   (71)  (188)    (25)      (38)                    (63)
-------------------------------------------------------------------------------------------------------------------------
      Total capital expend. & investments  (1,308) (1,557)(1,520)(1,784)(6,169) (1,481)  (1,584)                  (3,065)
  Acquisitions, net of cash acquired            -      -      -      -      -      -        -                           -
  Acquisitions - adoption of FIN 46           225      -      -      -    225      -        -                           -
  Proceeds from asset dispositions            125     466    913  1,155  2,659     449      905                     1,354
  Long-term advances to affiliates and
    other investments                         (28)    (8)    38     21     23      (44)       9                      (35)
  Discontinued operations                     (26)    (5)   (28)  (177)  (236)      (1)      (1)                      (2)
-------------------------------------------------------------------------------------------------------------------------
Net Cash Used for Investing Activities     (1,012) (1,104) (597)  (785) (3,498) (1,077)    (671)                  (1,748)
-------------------------------------------------------------------------------------------------------------------------

Cash Flows from Financing Activities
  Net issuance (repayment) of debt         (1,569)   (709)(1,514)(1,019)(4,811)   (722)  (1,361)                  (2,083)
  Issuance of stock                            19      14     20     55    108     112       95                       207
  Dividends                                  (271)   (272)  (272)  (292)(1,107)   (294)    (296)                    (590)
  Other                                        (8)     19     64     36    111      89       94                       183
-------------------------------------------------------------------------------------------------------------------------
Net Cash Provided by (Used for)
  Financing Activities                     (1,829)  (948) (1,702)(1,220)(5,699)   (815)  (1,468)                  (2,283)
-------------------------------------------------------------------------------------------------------------------------

Effect of Exchange Rate Changes                57     13     (26)   (20)    24     (12)       8                       (4)
-------------------------------------------------------------------------------------------------------------------------

Net Change in Cash
  and Cash Equivalents                        336    107    (267)     7    183     169      145                       314
Cash and cash equivalents
  at beginning of period                      307    643     750    483    307     490      659                       490
-------------------------------------------------------------------------------------------------------------------------
Cash and Cash Equivalents
  at End of Period                            643    750     483    490    490     659      804                       804
=========================================================================================================================

                                                                                                          Page 4 of 10

                       TOTAL E&P


                                                                       2003                             2004
                                           -----------------------------------------------------------------------------
                                           1st Qtr 2nd Qtr3rd Qtr4th Qtr  YTD   1st Qtr  2nd Qtr 3rd Qtr 4th Qtr     YTD

                                           -----------------------------------------------------------------------------

E&P Net Income ($ Millions)                 1,267  1,077    967    991  4,302   1,257    1,354                     2,611
========================================================================================================================

Production
Total, Including Equity Affiliates
  and Canadian Syncrude (MBOE/D)            1,626  1,641  1,561  1,611  1,609   1,611    1,563                     1,588
------------------------------------------------------------------------------------------------------------------------

Crude Oil and Condensate (MB/D)
  Consolidated                                880    850    793    806    832    828      809                        818
  Equity affiliates                            55    117    120    116    102    113      104                        109
------------------------------------------------------------------------------------------------------------------------
    Total                                     935    967    913    922    934    941      913                        927
========================================================================================================================
Sales of crude oil produced (MB/D)            911    996    917    921    936    928      891                        909
------------------------------------------------------------------------------------------------------------------------

Natural Gas Liquids (MB/D)                     71     72     62     72     69     76       79                         78
------------------------------------------------------------------------------------------------------------------------

Natural Gas (MMCF/D)
  Consolidated                              3,605  3,485  3,373  3,581  3,510  3,415     3,299                     3,357
  Equity affiliates                            12     11     11     12     12      9         4                         6
------------------------------------------------------------------------------------------------------------------------
    Total                                   3,617  3,496  3,384  3,593  3,522  3,424     3,303                     3,363
========================================================================================================================

Canadian Syncrude (MB/D)                       17     19     22     18     19     23        20                        22
------------------------------------------------------------------------------------------------------------------------

Industry Prices (Platt's)
Crude Oil ($/bbl)
  WTI spot                                    34.06  29.02  30.18  31.17  31.11  35.23     38.31                   36.77
  Brent dated                                 31.51  26.03  28.41  29.42  28.84  31.95     35.36                   33.66
Natural Gas--Henry Hub 1st of month ($/mcf)    6.58   5.40   4.97   4.60   5.39   5.69      6.00                    5.84
------------------------------------------------------------------------------------------------------------------------

Average Realized Prices
Crude Oil and Condensate ($/bbl)
  Consolidated                                31.27  26.33  28.15  28.43  28.54  32.08     35.32                   33.68
  Equity affiliates                           20.97  16.85  19.90  17.86  18.58  18.68     24.30                   21.33
  Total                                       30.73  25.19  27.00  27.24  27.47  30.35     34.00                   32.14
------------------------------------------------------------------------------------------------------------------------

Natural Gas Liquids ($/bbl)                   24.65  19.73  20.10  23.36  21.95  25.43     26.71                   26.08
------------------------------------------------------------------------------------------------------------------------

Natural Gas ($/mcf)
  Consolidated                                 4.49   3.92   3.80   4.07   4.07   4.48     4.44                     4.46
  Equity affiliates                            4.82   4.89   4.12   3.96   4.44   3.91     0.31                     3.14
  Total                                        4.49   3.93   3.80   4.07   4.07   4.48     4.43                     4.46
------------------------------------------------------------------------------------------------------------------------

Exploration Charges ($ Millions)
  Dry Holes                                    20     30     39     78    167     67       42                        109
  Lease Impairments                            20     24     36     53    133     20       63                         83
------------------------------------------------------------------------------------------------------------------------
    Total Non-Cash Charges                     40     54     75    131    300     87      105                        192
  Other (G&G and Lease Rentals)                76     88     57     80    301     56       58                        114
------------------------------------------------------------------------------------------------------------------------
Total Exploration Charges                     116    142    132    211    601    143      163                        306
========================================================================================================================

Depreciation, Depletion and
  Amortization ($ Millions)                   662    652    653    695  2,662    704      720                      1,424
------------------------------------------------------------------------------------------------------------------------

                                                                                                           Page 5 of 10

                                    U.S. E&P


                                                                       2003                             2004
                                                       ----------------------------------------------------------------------
                                                       1st Qtr 2nd Qtr 3rd Qtr 4th Qtr  YTD   1st Qtr 2nd Qtr 3rd 4th     YTD
                                                                                                              Qtr Qtr
                                                       ----------------------------------------------------------------------

U.S. E&P Net Income ($ Millions)                          820    517    546     491     2,374    635    671             1,306
=============================================================================================================================

 Alaska ($ Millions)                                      508    302    302     333     1,445    403    397               800
-----------------------------------------------------------------------------------------------------------------------------
 Lower 48 ($ Millions)                                    312    215    244     158       929    232    274               506
-----------------------------------------------------------------------------------------------------------------------------

Production
Total U.S. (MBOE/D)                                       700    683    651     664       674    659    637               649
-----------------------------------------------------------------------------------------------------------------------------

Crude Oil and Condensate (MB/D)
  Alaska                                                  337    331    314     318       325    320    307               314
  Lower 48                                                 60     57     51      50        54     53     52                52
-----------------------------------------------------------------------------------------------------------------------------
    Total                                                 397    388    365     368       379    373    359               366
=============================================================================================================================
Sales of crude oil produced (MB/D)                        391    389    369     372       380    373    354               363
-----------------------------------------------------------------------------------------------------------------------------

Natural Gas Liquids (MB/D)*
  Alaska                                                   26     23     19      24        23     26     23                25
  Lower 48                                                 22     26     25      27        25     24     26                25
-----------------------------------------------------------------------------------------------------------------------------
    Total                                                  48     49     44      51        48     50     49                50
=============================================================================================================================
 *Includes reinjection volumes sold lease-to-lease:        15     14     13      16        15     16     15                15
-----------------------------------------------------------------------------------------------------------------------------

Natural Gas (MMCF/D)
  Alaska                                                  189    162    180     205       184    185    147               166
  Lower 48                                              1,338  1,311  1,271   1,264     1,295  1,233  1,226             1,229
-----------------------------------------------------------------------------------------------------------------------------
    Total                                               1,527  1,473  1,451   1,469     1,479  1,418  1,373             1,395
=============================================================================================================================

Average Realized Prices
Crude Oil and Condensate ($/bbl)
  Alaska
    North Slope                                         25.95   21.70   22.82    23.17  23.41  28.00  31.69             29.78
-----------------------------------------------------------------------------------------------------------------------------
    West Coast                                          31.47   27.19   28.31    28.51  28.87  32.93  36.53             34.68
-----------------------------------------------------------------------------------------------------------------------------
  Lower 48                                              31.48   27.34   27.94    28.02  28.76  31.86  34.39             33.11
-----------------------------------------------------------------------------------------------------------------------------
  Total U.S.                                            31.47   27.21   28.26    28.45  28.85  32.78  36.22             34.45
-----------------------------------------------------------------------------------------------------------------------------

Natural Gas Liquids ($/bbl)
  Alaska                                                31.32   27.24   28.42    28.82  29.04  32.93  36.38             34.45
-----------------------------------------------------------------------------------------------------------------------------
  Lower 48                                              22.13   17.77   19.71    20.81  20.02  24.19  25.82             25.02
-----------------------------------------------------------------------------------------------------------------------------
  Total U.S.                                            24.96   20.25   21.31    22.85  22.30  26.80  28.38             27.58
-----------------------------------------------------------------------------------------------------------------------------

Natural Gas ($/mcf)
  Alaska                                                 1.97    1.88    1.33     1.88   1.76   2.54   2.23              2.39
-----------------------------------------------------------------------------------------------------------------------------
  Lower 48                                               5.47    4.72    4.56     4.27   4.76   4.91   5.36              5.13
-----------------------------------------------------------------------------------------------------------------------------
  Total U.S.                                             5.34    4.58    4.41     4.13   4.62   4.79   5.22              5.00
-----------------------------------------------------------------------------------------------------------------------------

Kenai, Alaska LNG Sales
  Volume (MMCF/D)                                         130      91     121      140    121    118     82               100
-----------------------------------------------------------------------------------------------------------------------------
  Sales price per MCF                                    4.38    4.56    4.46     4.44   4.45   4.51   4.80              4.62
-----------------------------------------------------------------------------------------------------------------------------

U.S. Exploration Charges ($ Millions)
  Dry Holes                                                16       3       9       48     76     32     32                64
  Lease Impairments                                        13      12      10       12     47     11     11                22
-----------------------------------------------------------------------------------------------------------------------------
    Total Non-Cash Charges                                 29      15      19       60    123     43     43                86
  Other (G&G and Lease Rentals)                            28      22      23        8     81     15     19                34
-----------------------------------------------------------------------------------------------------------------------------
Total U.S. Exploration Charges                             57      37      42       68    204     58     62               120
=============================================================================================================================
Alaska Only                                                25      10      11        9     55     17     43                60
-----------------------------------------------------------------------------------------------------------------------------

Depreciation, Depletion and
  Amortization ($ Millions)
    Alaska                                                124     135     130      127    516    119    125               244
    Lower 48                                              151     150     156      134    591    146    145               291
-----------------------------------------------------------------------------------------------------------------------------
      Total U.S.                                          275     285     286      261  1,107    265    270               535
=============================================================================================================================

                                                                                                            Page 6 of 10

                                INTERNATIONAL E&P


                                                                       2003                             2004
                                                       ----------------------------------------------------------------------
                                                       1st Qtr 2nd Qtr 3rd Qtr  4th Qtr   YTD 1st Qtr 2nd Qtr 3rd 4th     YTD
                                                                                                              Qtr Qtr
                                                       ----------------------------------------------------------------------
International E&P
  Net Income ($ Millions)                                 447    560    421     500     1,928    622    683             1,305
=============================================================================================================================

Production
Total, Including Equity Affiliates
  and Canadian Syncrude (MBOE/D)                          926    958    910     947       935    952    926               939
-----------------------------------------------------------------------------------------------------------------------------

Crude Oil and Condensate (MB/D)
  Consolidated
    Norway                                                226    214    207     205       213    215    212               213
    United Kingdom                                         87     82     67      72        77     67     64                66
    Canada                                                 33     31     29      28        30     27     25                26
    China                                                  23     27     25      28        26     32     28                30
    Indonesia                                              21     17     16      10        16     15     14                15
    Vietnam                                                16     15     11      22        16     31     31                31
    Timor Sea                                               3      3      3       3         3      5     15                10
    Other                                                  74     73     70      70        72     63     61                61
  Equity affiliates                                        55    117    120     116       102    113    104               109
-----------------------------------------------------------------------------------------------------------------------------
  Total                                                   538    579    548     554       555    568    554               561
=============================================================================================================================
Sales of crude oil produced (MB/D)                        520    607    548     549       556    555    537               546
-----------------------------------------------------------------------------------------------------------------------------

Natural Gas Liquids (MB/D)
  Norway                                                    8      7      7       8         7      9      8                 8
  Canada                                                   11     11      9      10        10     10     10                10
  Other                                                     4      5      2       3         4      7     12                10
-----------------------------------------------------------------------------------------------------------------------------
  Total                                                    23     23     18      21        21     26     30                28
=============================================================================================================================

Natural Gas (MMCF/D)
  Consolidated
    Norway                                                305    273    216     307       275    319    303               312
    United Kingdom                                      1,002    952    853     954       940    879    821               850
    Canada                                                436    424    448     431       435    428    437               432
    Timor Sea                                              61     61     61      56        60     40     32                36
    Indonesia                                             224    246    275     275       255    248    237               243
    Vietnam                                                 -      -      -      12         3     17     15                16
    Other                                                  50     56     69      77        63     66     81                73
  Equity affiliates                                        12     11     11      12        12      9      4                 6
-----------------------------------------------------------------------------------------------------------------------------
    Total                                               2,090  2,023  1,933    2,124    2,043  2,006  1,930             1,968
=============================================================================================================================

Canadian Syncrude (MB/D)                                   17     19     22       18       19     23     20                22
-----------------------------------------------------------------------------------------------------------------------------

Average Realized Prices
Crude Oil and Condensate ($/bbl)
  Consolidated
    Norway                                              32.72   26.28   29.08   29.08   29.24  32.13  34.72             33.38
    United Kingdom                                      30.11   24.34   28.32   28.29   27.70  31.27  34.19             32.79
    Canada                                              28.40   23.61   24.15   23.71   25.06  28.95  30.58             29.72
    China                                               28.87   26.51   26.38   28.56   27.55  29.91  33.02             31.42
    Indonesia                                           29.35   24.54   26.32   26.52   26.88  32.21  36.20             34.34
    Vietnam                                             30.26   27.54   27.12   30.88   29.21  31.76  36.42             33.99
    Timor Sea                                           32.43   27.38   28.25   29.75   29.37  35.49  37.32             36.97
    Other                                               30.16   25.44   27.42   27.94   27.68  30.89  34.87             32.80
  Equity affiliates                                     20.97   16.85   19.90   17.86   18.58  18.68  24.30             21.33
  Total                                                 30.17   23.90   26.15   26.42   26.53  28.71  32.53             30.59
-----------------------------------------------------------------------------------------------------------------------------

Natural Gas Liquids ($/bbl)
  Norway                                                21.85   18.13   18.50   22.96   20.27  24.34  24.22             24.28
  Canada                                                26.11   20.78   23.55   25.27   23.93  26.38  28.58             27.46
  Other                                                 23.40   16.73   14.18   25.13   16.48  18.43  21.24             20.10
  Total                                                 24.22   18.96   18.23   24.35   21.39  23.53  24.69             24.14
-----------------------------------------------------------------------------------------------------------------------------

Natural Gas ($/mcf)
  Consolidated
    Norway                                               3.66    3.86    4.21    4.09   3.94   4.37   3.99               4.18
    United Kingdom                                       3.55    3.17    2.88    4.48   3.54   4.43   3.72               4.08
    Canada                                               5.42    4.34    4.17    4.02   4.48   4.88   5.01               4.95
    Timor Sea                                            0.43    0.42    0.45    0.42   0.43   0.43   0.45               0.44
    Indonesia                                            4.66    4.16    4.35    4.21   4.33   4.38   4.28               4.33
    Vietnam                                                 -      -      -      1.04   1.04   1.10   0.99               1.04
    Other                                                0.54    0.54    0.54    0.68   0.58   0.66   0.59               0.62
  Equity affiliates                                      4.82    4.89    4.12    3.96   4.44   3.91   0.31               3.14
  Total                                                  3.92    3.48    3.38    4.03   3.71   4.28   3.91               4.10
-----------------------------------------------------------------------------------------------------------------------------

International Exploration Charges ($ Millions)
  Dry Holes                                                 4     27     30      30      91     35     10                  45
  Lease Impairments                                         7     12     26      41      86      9     52                  61
-----------------------------------------------------------------------------------------------------------------------------
    Total Non-Cash Charges                                 11     39     56      71     177     44     62                 106
  Other (G&G and Lease Rentals)                            48     66     34      72     220     41     39                  80
-----------------------------------------------------------------------------------------------------------------------------
Total International Exploration Charges                    59    105     90     143     397     85    101                 186
=============================================================================================================================

Depreciation, Depletion and
  Amortization ($ Millions)                               387    367    367     434    1,555   439    450                 889
-----------------------------------------------------------------------------------------------------------------------------

                                                                                                              Page 7 of 10


                                       R&M


                                                                       2003                             2004
                                                       ----------------------------------------------------------------------
                                                       1st Qtr 2nd Qtr 3rd Qtr  4th Qtr   YTD  1st Qtr 2nd Qtr 3rd 4th    YTD
                                                                                                              Qtr Qtr
                                                       ----------------------------------------------------------------------

R&M Net Income ($ Millions)                               264    321    485     202     1,272    464    818             1,282
=============================================================================================================================

 United States ($ Millions)                               150    248    416     176       990    403    734             1,137
-----------------------------------------------------------------------------------------------------------------------------
 International ($ Millions)                               114     73     69      26       282     61     84               145
-----------------------------------------------------------------------------------------------------------------------------

Market Indicators
U.S. East Coast Crack Spread ($/bbl)                     6.16   3.46    6.37     4.98    5.24   6.87   9.14              8.01
U.S. Gulf Coast Crack Spread ($/bbl)                     5.64   3.65    5.38     3.72    4.60   6.36   9.17              7.77
U.S. Group Central Crack Spread ($/bbl)                  6.12   6.96    8.32     5.34    6.69   6.91  11.65              9.28
U.S. West Coast Crack Spread ($/bbl)                    12.79  11.39   14.00    11.44   12.41  16.10  24.13             20.12
U.S. Weighted 3:2:1 Crack Spread ($/bbl)                 6.99   5.86    7.84     5.67    6.59   8.39  12.60             10.49
NW Europe Crack Spread ($/bbl)                           5.68   3.17    3.11     3.20    3.79   2.56   5.13              3.85
Singapore 3:2:1Crack Spread ($/bbl)                      8.16   4.65    5.64     7.12    6.39  10.33   9.48              9.91
U.S. Wholesale Gasoline Mktg Mrgn ($/bbl)                1.53   2.36    2.15     1.45    1.87   0.69   1.83              1.26
-----------------------------------------------------------------------------------------------------------------------------

Realized Margins
Refining Margin ($/bbl)
  U.S.*                                                  6.46   5.34    6.39     5.56   5.93   7.12   9.88               8.51
  International                                          6.00   3.67    4.38     3.61   4.44   5.51   7.24               6.19
-----------------------------------------------------------------------------------------------------------------------------
Marketing Margin ($/bbl)
  U.S.                                                   1.86   2.62    2.17     1.75   2.10   1.08   1.49               1.29
  International                                          7.09   9.06    7.82     6.41   7.59   6.50   8.20               7.38
-----------------------------------------------------------------------------------------------------------------------------

Depreciation, Depletion and
  Amortization ($ Millions)                               167    174    174      174    689    186    172                 358
-----------------------------------------------------------------------------------------------------------------------------

Turnaround Expense ($ Millions)                            60     38     19       63    180     59     78                 137
-----------------------------------------------------------------------------------------------------------------------------

Eastern U.S.
Crude Oil Charge Input (MB/D)                             415    435    428      421    425    413    375                 394
Total Charge Input (MB/D)                                 466    488    468      442    466    440    421                 430
Crude Oil Capacity Utilization (%)                         97%   101%   100%      98%    99%    96%    87%                92%
Clean Product Yield (%)                                    88%    84%    86%      88%    86%    87%    84%                85%
-----------------------------------------------------------------------------------------------------------------------------

U.S. Gulf Coast
Crude Oil Charge Input (MB/D)                             668    702    708      680    690    699    709                 704
Total Charge Input (MB/D)                                 771    797    803      782    788    774    789                 781
Crude Oil Capacity Utilization (%)                         93%    98%    99%      95%    96%    97%    99%                98%
Clean Product Yield (%)                                    82%    78%    80%      78%    79%    79%    75%                77%
-----------------------------------------------------------------------------------------------------------------------------

Central U.S.
Crude Oil Charge Input (MB/D)                             573    632    556      584    586    601    638                 620
Total Charge Input (MB/D)                                 601    654    584      614    613    636    673                 655
Crude Oil Capacity Utilization (%)                         91%   101%    88%      93%    93%    96%   102%                99%
Clean Product Yield (%)                                    84%    82%    81%      86%    83%    83%    83%                83%
-----------------------------------------------------------------------------------------------------------------------------

Western U.S.
Crude Oil Charge Input (MB/D)                             352    359    391      389    373    392    397                 394
Total Charge Input (MB/D)                                 365    374    408      410    390    409    419                 414
Crude Oil Capacity Utilization (%)                         90%    91%   100%      99%    95%   100%   101%               100%
Clean Product Yield (%)                                    82%    81%    83%      83%    82%    81%    81%                81%
-----------------------------------------------------------------------------------------------------------------------------

TOTAL UNITED STATES
Crude Oil Charge Input (MB/D)                           2,008   2,128  2,083    2,074  2,074  2,105   2,119             2,112
Total Charge Input (MB/D)                               2,203   2,313  2,263    2,248  2,257  2,259   2,302             2,280
Crude Oil Capacity Utilization (%)                         93%    98%    96%      96%    96%    97%     98%               97%
Clean Product Yield (%)                                    84%    81%    82%      83%    82%    82%     80%               81%
-----------------------------------------------------------------------------------------------------------------------------

Refined Products Production (MB/D)
Gasoline                                                1,060   1,077  1,070    1,061  1,067  1,059   1,043             1,051
Distillates                                               590     615    591      591    597    604     591               598
Aviation Fuel                                             190     173    200      195    189    167     177               172
Other                                                     414     492    461      423    448    415     489               452
-----------------------------------------------------------------------------------------------------------------------------
  Total                                                 2,254   2,357  2,322    2,270  2,301  2,245   2,300             2,273
=============================================================================================================================

Petroleum Products Sales (MB/D)
Gasoline                                                1,331   1,381  1,398    1,365  1,369  1,315   1,328             1,321
Distillates                                               600     590    580      530    575    570     538               554
Aviation Fuel                                             164     164    197      193    180    178     191               185
Other                                                     509     493    497      474    492    517     573               545
-----------------------------------------------------------------------------------------------------------------------------
  Total                                                 2,604   2,628  2,672    2,562  2,616  2,580   2,630             2,605
=============================================================================================================================
 *2003 and the first quarter of 2004 restated to include certain processing fees.
                                                                                                              Page 8 of 10



                                                                       2003                             2004
                                                       ----------------------------------------------------------------------
                                                       1st Qtr 2nd Qtr 3rd Qtr  4th Qtr   YTD1st Qtr  2nd Qtr 3rd 4th     YTD
                                                                                                              Qtr Qtr
                                                       ----------------------------------------------------------------------

International - Consolidated - United Kingdom and Ireland
Crude Oil Charge Input (MB/D)                             262    244    258      253    254    254    164                 209
Total Charge Input (MB/D)                                 301    286    296      280    291    299    216                 258
Crude Oil Capacity Utilization (%)                         86%    80%    84%      83%    83%    82%    53%                68%
Clean Product Yield (%)                                    84%    83%    84%      84%    84%    84%    81%                83%
-----------------------------------------------------------------------------------------------------------------------------

International - Equity Affiliates - Net Share*
Crude Oil Charge Input (MB/D)                             134    132    129      128    131    120    112                 116
Total Charge Input (MB/D)                                 137    135    134      131    134    121    113                 117
Crude Oil Capacity Utilization (%)                         98%    97%    95%      94%    96%    87%    81%                84%
Clean Product Yield (%)                                    82%    83%    81%      82%    82%    82%    83%                83%
-----------------------------------------------------------------------------------------------------------------------------

TOTAL INTERNATIONAL
Crude Oil Charge Input (MB/D)                             396    376    387      381    385    374    276                 325
Total Charge Input (MB/D)                                 438    421    430      411    425    420    329                 375
Crude Oil Capacity Utilization (%)                         90%    85%    88%      86%    87%    84%    62%                73%
Clean Product Yield (%)                                    83%    83%    83%      84%    83%    84%    82%                83%
-----------------------------------------------------------------------------------------------------------------------------

Refined Products Production (MB/D)
Gasoline                                                  142    132    139      125    134    124    109                 117
Distillates                                               183    177    185      154    175    181    136                 158
Aviation Fuel                                              24     15     19       21     20     24     16                  20
Other                                                      87     83     70       95     83     81     57                  69
-----------------------------------------------------------------------------------------------------------------------------
  Total                                                   436    407    413      395    412    410    318                 364
=============================================================================================================================

Petroleum Products Sales (MB/D)
Gasoline                                                  202    190    181      171    186    185    180                 183
Distillates                                               181    199    192      172    186    228    184                 206
Aviation Fuel                                               5      7     14        7      8      6      9                   8
Other                                                      40     52     54       53     50     82     67                  75
-----------------------------------------------------------------------------------------------------------------------------
  Total                                                   428    448    441      403    430    501    440                 472
=============================================================================================================================


Worldwide - Including Net Share of Equity Affiliates
Crude Oil Charge Input (MB/D)                           2,404   2,504   2,470   2,455  2,459  2,479   2,395             2,437
Total Charge Input (MB/D)                               2,641   2,734   2,693   2,659  2,682  2,679   2,631             2,655
Crude Oil Capacity Utilization (%)                         92%     96%     95%     94%    94%    95%     92%              93%
Clean Product Yield (%)                                    84%     81%     82%     83%    83%    82%     80%              81%
-----------------------------------------------------------------------------------------------------------------------------

Refined Products Production (MB/D)
Gasoline                                                1,202   1,209   1,209   1,186  1,201  1,183   1,152             1,168
Distillates                                               773     792     776     745    772    785     727               756
Aviation Fuel                                             214     188     219     216    209    191     193               192
Other                                                     501     575     531     518    531    496     546               521
-----------------------------------------------------------------------------------------------------------------------------
  Total                                                 2,690   2,764   2,735   2,665  2,713  2,655   2,618             2,637
=============================================================================================================================

Petroleum Products Sales (MB/D)
Gasoline                                                1,533   1,571   1,579   1,536  1,555  1,500   1,508             1,504
Distillates                                               781     789     772     702    761    798     722               760
Aviation Fuel                                             169     171     211     200    188    184     200               193
Other                                                     549     545     551     527    542    599     640               620
-----------------------------------------------------------------------------------------------------------------------------
  Total                                                 3,032   3,076   3,113   2,965  3,046  3,081   3,070             3,077
=============================================================================================================================

 * Represents 18.75 percent interest in a refinery complex at Karlsruhe, Germany;  16.33 percent interest in two refineries in Kralupy and Litvinov, Czech Republic; and 47 percent interest in a refinery at Melaka, Malaysia.


                                                                                                              Page 9 of 10

                                    MIDSTREAM


                                                                       2003                             2004
                                                       ----------------------------------------------------------------------
                                                       1st Qtr 2nd Qtr 3rd Qtr  4th Qtr   YTD  1st Qtr 2nd Qtr 3rd 4th    YTD
                                                                                                               Qtr Qtr
                                                       ----------------------------------------------------------------------


Midstream Net Income ($ Millions)                          31     25     31      43     130      55     42                 97
=============================================================================================================================

U.S. Equity Affiliate ($ Millions)*                        13     23     18      18      72      33     33                 66
-----------------------------------------------------------------------------------------------------------------------------

Natural Gas Liquids Extracted (MB/D)
Consolidated
  United States                                            51     53     50      54      52      54     24                 38
  International                                            47     35     47      50      45      46     33                 40
Equity Affiliates
  United States*                                          114    110    111     110     111     109    112                111
  International                                            10     11     12      11      11      12      9                 11
-----------------------------------------------------------------------------------------------------------------------------
Total                                                     222    209    220     225     219     221    178                200
=============================================================================================================================
 * Represents 30.3 percent interest in Duke Energy Field Services, LLC (DEFS).

Natural Gas Liquids Fractionated (MB/D)
United States*                                            168    158    172     168     167     158    144                151
International                                              59     49     60      62      57      63     43                 53
-----------------------------------------------------------------------------------------------------------------------------
Total                                                     227    207    232     230     224     221    187                204
=============================================================================================================================
 * Excludes DEFS.

Product Prices
Weighted Average NGL ($/bbl)*
  Consolidated                                          25.59   20.99   20.94    23.14  22.67   25.68  26.42            26.05
  DEFS                                                  24.53   20.53   20.67    22.76  22.12   24.81  25.61            25.21
-----------------------------------------------------------------------------------------------------------------------------
* Prices are based on index prices from the Mont Belvieu and Conway market hubs that are weighted by natural gas liquids component and location mix.

Depreciation, Depletion and
  Amortization ($ Millions)                                14     14     13      13      54      13      9                 22
-----------------------------------------------------------------------------------------------------------------------------



                              EMERGING BUSINESSES

                                                                       2003                             2004
                                                       ----------------------------------------------------------------------
                                                       1st Qtr 2nd Qtr 3rd Qtr  4th Qtr   YTD  1st Qtr 2nd Qtr 3rd 4th     YTD
                                                                                                               Qtr Qtr
                                                       ----------------------------------------------------------------------
Emerging Businesses
  Net Income (Loss) ($ Millions)                          (34)   (23)   (18)     (24)   (99)     (22)    (29)            (51)
=============================================================================================================================

Detail of Net Income (Loss) ($ Millions)
Technology Solutions                                       (5)    (6)    (5)      (4)   (20)     (4)     (4)              (8)
Gas-to-Liquids                                            (20)   (13)    (7)     (10)   (50)     (9)     (7)             (16)
Power                                                       1     (1)    (3)      (2)    (5)     (4)    (16)             (20)
Other                                                     (10)    (3)    (3)      (8)   (24)     (5)     (2)              (7)
-----------------------------------------------------------------------------------------------------------------------------
Total                                                     (34)   (23)   (18)     (24)   (99)    (22)    (29)             (51)
=============================================================================================================================




                  CORPORATE AND OTHER

                                                                       2003                             2004
                                                       ----------------------------------------------------------------------
                                                       1st Qtr 2nd Qtr 3rd Qtr  4th Qtr   YTD  1st Qtr 2nd Qtr 3rd 4th    YTD
                                                                                                               Qtr Qtr
                                                       ----------------------------------------------------------------------
Corporate and Other
  Net Income (Loss) ($ Millions)                         (284)  (225)  (166)    (202)  (877)  (177)  (156)              (333)
=============================================================================================================================


Detail of Net Income (Loss) ($ Millions)
Net interest expense                                     (190)  (145)  (134)    (163)  (632)  (104)   (119)             (223)
Corporate overhead                                        (30)   (43)   (33)     (67)  (173)   (55)    (54)             (109)
Discontinued operations                                    53     91     57       36    237     13      62                 75
Merger-related costs                                      (27)  (115)   (41)     (40)  (223)   (14)      -               (14)
Accounting change                                        (112)     -      -        -   (112)     -       -                  -
Other                                                      22    (13)   (15)      32     26    (17)    (45)              (62)
-----------------------------------------------------------------------------------------------------------------------------
Total                                                    (284)  (225)  (166)    (202)  (877)  (177)   (156)             (333)
=============================================================================================================================

Before-Tax Net Interest Expense ($ Millions)
Interest and financing expense                           (339)  (306)  (314)    (287)  (1,246) (279)  (283)             (562)
Capitalized interest                                       73     78     98       77      326   115    104                219
Interest revenue                                           29     31     27       17      104    34     31                 65
Premium on early debt retirement                          (12)   (11)     -      (45)     (68)   -      -                   -
-----------------------------------------------------------------------------------------------------------------------------
                                                         (249)  (208)  (189)    (238)    (884) (130)  (148)             (278)
=============================================================================================================================

Debt
Total Debt ($ Millions)                                21,007   20,254  18,739  17,780 17,780   17,109  15,619         15,619
Debt-to-Capital Ratio                                      40%      38%     36%     34%    34%      32%     29%           29%
-----------------------------------------------------------------------------------------------------------------------------

                                                                                                                Page 10 of 10